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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 16, 2007
                Date of Report (Date of earliest event reported)

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

            Michigan                     033-00737                38-2662386
(State or other jurisdiction of         (Commission            (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)

                    303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

CNB Corporation announces that on October 16, 2007 it purchased 5,500 of its shares for $39.50 per share. This is the fourth purchase under the stock repurchase plan announced June 14, 2007. Under the plan management is authorized, at its discretion, to purchase up to a total of $1,000,000 of the Corporation's stock at market prices. The Corporation has $239,140 remaining under its stock repurchase plan after the first four repurchases. It is anticipated that any purchases of shares will be made through a program of open market purchases, all subject to availability, regulatory volume and other constraints and general economic conditions. Any repurchased shares will be available for future corporate use as determined from time to time by the Board of Directors.

FORWARD-LOOKING STATEMENTS

When used in this filing and in future filings involving the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases, "anticipate," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "project," or similar expressions are intended to identify, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including but not limited to changes in economic conditions in the Company's market area, and competition, all or some of which could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CNB Corporation
                                         (Registrant)


                                         /s/ James C. Conboy, Jr.
                                         ---------------------------------------
                                         James C. Conboy, Jr.
                                         President and Chief Executive Officer

Dated: October 16, 2007